Exhibit 10.1.1.4

EXECUTION COPY

SECOND AMENDMENT

SECOND AMENDMENT, dated as of September 25, 2006 (this “Amendment”), to the Amended and Restated Revolving Credit, Term Loan and Guarantee Agreement, dated as of February 23, 2006 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”), among (i) CALPINE CORPORATION (the “Borrower”), (ii) the subsidiaries of the Borrower named therein (the “Guarantors”), (iii) CREDIT SUISSE SECURITIES (USA) LLC and DEUTSCHE BANK SECURITIES INC. (“DBSI”), as joint syndication agents (in such capacities, collectively, the “Syndication Agents”), (iv) DEUTSCHE BANK TRUST COMPANY AMERICAS (“DB”), as administrative agent for the First Priority Lenders hereunder (in such capacity and including any successors, the “First Priority Agent”), (v) GENERAL ELECTRIC CAPITAL CORPORATION (including its successors, “GE Capital”), as Sub-Agent for the Revolving Lenders hereunder (in such capacity and including any successors, the “Sub-Agent”), (vi) CREDIT SUISSE (“CS”), as administrative agent for the Second Priority Term Lenders hereunder (in such capacity and including any successors, the “Second Priority Agent”), (vii) LANDESBANK HESSEN THÜRINGEN GIROZENTRALE, NEW YORK BRANCH, GE CAPITAL and HSH NORDBANK AG, NEW YORK BRANCH, as joint documentation agents for the First Priority Lenders hereunder, and BAYERISCHE LANDESBANK, GE CAPITAL and UNION BANK OF CALIFORNIA, N.A., as joint documentation agents for the Second Priority Lenders hereunder (in such capacities and including any successors, collectively, the “Documentation Agents”), and (viii) each of the financial institutions from time to time party hereto (collectively, the “Lenders”).

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders and the Agents are parties to the Credit Agreement;

WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement as set forth below; and

WHEREAS, the Lenders have agreed to such requested amendments, but only upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the Borrower, the Lenders and the Administrative Agents hereby agree as follows:

SECTION 1.       DEFINITIONS. Unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement.

SECTION 2.	AMENDMENTS.
2.1	Amendments to Section 1.1.

(a)           Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of “Asset Sale” and “L/C Commitment” and inserting in lieu thereof the following new definitions, respectively:

““Asset Sale”: any Disposition of property or series of related Dispositions of property (excluding any such Disposition permitted by clause (a), (b), (c), (d), (e), (f) or (g) of Section 6.5 (or any Disposition of the type described in such clauses if undertaken by a Global Entity which is neither a Loan Party or a Material Subsidiary)), and including the entry by any Global Entity into any Contractual Obligation for the sale of any property when such contractual obligation has resulted in a payment for such property prior to the delivery thereof, that yields gross proceeds to any Global Entity (valued at the initial principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds) in excess of $1,000,000.”

““L/C Commitment”: $375,000,000.”; and

(b)           Section 1.1 of the Credit Agreement is hereby amended by adding the following new defined terms in their appropriate alphabetical order:

““BLB Facility”: means The Letter of Credit Agreement, dated as of September 30, 2004, as amended, between Calpine Corporation as the Borrower and Bayerische Landesbank, acting through its Cayman Islands Branch as Issuer.”

““Greenfield Project Partnership”: means Greenfield Energy Centre LP, a limited partnership, the limited partners of which consist of Calpine Greenfield Commercial Trust, an indirect wholly-owned Non-Debtor Subsidiary of the Borrower, and MIT Power Canada LP Inc.”

““RockGen”: the meaning set forth in Section 6.10.”

““RockGen Reserve Account”: the meaning set forth in Section 6.10.”

““Second Amendment Effective Date”: has the meaning set forth in the Second Amendment, dated as of September 25, 2006, to this Agreement.”

““Trading Order”: the final order of the Bankruptcy Court entered on the docket in the Cases on February 9, 2006, authorizing the Debtors to (i) continue to honor prepetition trading contracts, (ii) enter into new postpetition trading contracts, (iii) pledge collateral under prepetition and postpetition trading contracts and (iv) assume certain prepetition trading contracts.”

2.2	Amendments to Section 5.1.

(a)           Section 5.1(a) of the Credit Agreement is hereby amended by adding the following the new proviso at the end thereof:

“; provided that, the ninety (90) day period for the fiscal years ending after December 31, 2005 may be extended to one hundred and five (105) days by the Administrative Agents acting in their reasonable discretion; and”

(b)           Section 5.1(b) of the Credit Agreement is hereby amended by deleting the proviso at the end thereof and inserting in lieu thereof the following new proviso:

“provided that the forty-five (45) day period for each fiscal quarter may be extended to sixty (60) days by the Administrative Agents acting in their reasonable discretion; and”

(c)           Section 5.1(c) of the Credit Agreement is hereby amended by deleting the proviso at the end thereof and inserting in lieu thereof the following new proviso:

“provided that the thirty (30) day period for each fiscal month may be extended to forty-five (45) days by the Administrative Agents acting in their reasonable discretion;”.

2.3              Amendment to Section 6.2(d). Section 6.2(d) of the Credit Agreement is hereby amended by adding at the end thereof the following new proviso:

“; provided that, for the avoidance of doubt, Liens on cash deposits provided as collateral for trading contracts pursuant to the terms of the Trading Order shall be first priority Liens in accordance with, and subject to the terms of, the Trading Order;”.

2.4              Amendments to Section 6.3. Section 6.3 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (f) therein and by adding immediately after clause (g) therein a new clause (h) as follows:

“(h) Guarantee Obligations as a result of the issuance of the replacement Letters of Credit issued in respect of the BLB Facility permitted under Section 6.7(m).”

2.5	Amendments to Section 6.7.

Section 6.7 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (k) therein and adding immediately after clause (k) therein new clauses (l), (m) and (n) as follows:

“(l) Investments from and including the Second Amendment Effective Date to December 31, 2006 by the Borrower, either directly or indirectly, in Calpine Greenfield Commercial Trust solely to finance the Greenfield Project Partnership, provided that the aggregate amount of any such Investments shall not exceed $45,000,000;”

“(m) the Borrower may cause the Letters of Credit identified on Schedule 6.7(m) to be issued hereunder to support the obligations of Credit Parties that are not Loan Parties in an aggregate amount not to exceed $60,284,165.30; provided that, in each case, such Letters of Credit shall be for the sole purpose of replacing the letters of credit outstanding under the BLB Facility as of the Second Amendment Effective Date; and”

“(n) Investments by one Global Entity in another Global Entity constituting Dispositions permitted under Section 6.5.”

2.6              Amendment to Section 6.10. Section 6.10 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (a) therein and replacing it with a comma, (ii) deleting the period at the end of clause (b) therein and (iii) adding immediately after clause (b) therein a new clause (c) as follows:

“; and (c) notwithstanding the preceding provisions of this Section 6.10 or the provisions of Section 6.20, (A) RockGen Energy LLC (“RockGen”) may maintain one or more segregated reserve accounts (collectively, the “RockGen Reserve Account”) (i) the only deposits into which shall be post-Petition Date revenues initially received by RockGen from operations in the ordinary course of business (including any such revenues which following their receipt may have been initially deposited into the Concentration Account) which RockGen is required or permitted to set aside as reserves under its existing or future agreements with its project lessors and such project lessors’ debtholders and/or their representatives and (ii) from which amounts may be withdrawn from time to time (whether or not a Default or Event of Default hereunder has occurred and is continuing) to satisfy capital and operating expenses and other obligations owed by RockGen to its project lessors and such project lessors’ debtholders and/or their representatives, (B) the RockGen Reserve Account and amounts deposited thereto shall not be subject to the cash management concentration requirements of this Section 6.10 or Section 6.20 and shall constitute “restricted cash” for purposes of such sections and (C) the lien and security interest of the Lenders, the Collateral Agent and the Administrative Agents in the RockGen Reserve Account and amounts deposited from time to time therein shall be junior to any lien and security interest in such account and such amounts that may exist from time to time in favor of RockGen’s project lessors and project lenders.”

2.7              Addition of new Schedule. Schedule 6.7(m), in the form attached hereto as Exhibit A, is hereby added to the Credit Agreement.

SECTION 3.	CONDITIONS PRECEDENT.

3.1              Effective Date. This Amendment shall become effective as of the date first set forth above (the “Second Amendment Effective Date”) following the date on which all of the following conditions have been satisfied or waived:

(a)           Execution and Delivery. The Administrative Agents shall have received counterparts of this Amendment duly executed by (A) the Borrower and the Guarantors, (B) the Fronting Bank and (C) the Required Lenders;

(b)           Amendment Fee. The Administrative Agents shall have received (i) payment, for distribution to each Lender that has signed and delivered this Agreement to the Administrative Agents by not later than 3:00 p.m. (New York City time) on September 22, 2006 (or such later time or date as agreed by the Borrower and the Administrative Agents), an amendment fee equal to 0.05% of the Aggregate Outstandings of such Lender then in effect.

(c)           Fees and Expenses. The Administrative Agents shall have received all fees and accrued expenses of the Administrative Agents (including invoiced fees and expenses of legal counsel to the Administrative Agents) required to be paid by the Borrower; and

(d)           No Default. After giving effect to this Amendment, there shall be no Default or Event of Default.

SECTION 4.	GENERAL.

4.1              Representations and Warranties. In order to induce the Administrative Agents and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agents and the Lenders that after giving effect to this Amendment, the representations and warranties of the Borrower contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Second Amendment Effective Date (after giving effect hereto) as if made on and as of the Second Amendment Effective Date (except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date); provided that all references to the “Credit Agreement” in any Loan Document shall be and are deemed to mean the Credit Agreement as amended hereby.

4.2	Loan Document. This Amendment constitutes a Loan Document.

4.3          GOVERNING LAW. THIS AMENDMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO THIS AMENDMENT, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND, TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE.

4.4          Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

4.5          Consent of Guarantors. Each of the Guarantors hereby consents to the modifications to the Credit Agreement contemplated hereby.

4.6          Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower and the Guarantors and each of their respective successors and assigns, and upon the Administrative Agents and the Lenders and their successors and assigns. The execution and delivery of this Amendment by any Lender prior to the Second Amendment Effective Date shall be binding upon its successors and assigns and shall be effective as to any loans or commitments assigned to it after such execution and delivery.

4.7          Limited Effect. Except as expressly modified by this Amendment, the Credit Agreement and the other Loan Documents are ratified and confirmed and are, and shall continue to be, in full force and effect in accordance with their respective terms. Each Loan Party acknowledges and agrees that such Loan Party is truly and justly indebted to the Lenders and the Administrative Agents for the Obligations, without defense, counterclaim or offset of any kind, and such Loan Party ratifies and reaffirms the validity, enforceability and binding nature of such Obligations. The Borrower acknowledges and agrees that nothing in this Amendment shall constitute an indication of the Lenders’ willingness to consent to any other amendment or waiver of any other provision of the Credit Agreement or a waiver of any Default or Event of Default not referenced in this Amendment or for any other time period.

4.8          Headings. Section headings used in this Amendment are for convenience of reference only, are not part of this Amendment and are not to affect the constructions of, or to be taken into consideration in interpreting, this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

BORROWER:

CALPINE CORPORATION

By:	/s/ Robert E. Fishman
Name: Robert E. Fishman
Title: Executive Vice President

Second Amendment

GUARANTORS:

AMELIA ENERGY CENTER, LP

ANACAPA LAND COMPANY, LLC

ANDERSON SPRINGS ENERGY COMPANY

ANDROSCOGGIN ENERGY, INC.

AUBURNDALE PEAKER ENERGY CENTER, LLC

AUGUSTA DEVELOPMENT COMPANY, LLC

AVIATION FUNDING CORP.

BAYTOWN ENERGY CENTER, LP

BAYTOWN POWER GP, LLC

BAYTOWN POWER, LP

BELLINGHAM COGEN, INC.

BETHPAGE FUEL MANAGEMENT INC.

BLUE HERON ENERGY CENTER, LLC

BLUE SPRUCE HOLDINGS, LLC

BROAD RIVER ENERGY LLC

BROAD RIVER HOLDINGS, LLC

CALGEN EQUIPMENT FINANCE COMPANY, LLC

CALGEN EQUIPMENT FINANCE HOLDINGS, LLC

CALGEN EXPANSION COMPANY, LLC

CALGEN FINANCE CORPORATION

CALGEN PROJECT EQUIPMENT FINANCE COMPANY ONE,

LLC

CALGEN PROJECT EQUIPMENT FINANCE COMPANY THREE,

LLC

CALGEN PROJECT EQUIPMENT FINANCE COMPANY TWO,

LLC

CALPINE ACADIA HOLDINGS, LLC

CALPINE ADMINISTRATIVE SERVICES COMPANY, INC.

CALPINE AGNEWS, INC.

CALPINE AMELIA ENERGY CENTER GP, LLC

CALPINE AMELIA ENERGY CENTER LP, LLC

CALPINE AUBURNDALE HOLDINGS, LLC

CALPINE BAYTOWN ENERGY CENTER GP, LLC

CALPINE BAYTOWN ENERGY CENTER LP, LLC

CALPINE BETHPAGE 3 PIPELINE CONSTRUCTION COMPANY,

INC.

CALPINE BETHPAGE 3, LLC

CALPINE C*POWER, INC.

CALPINE CALGEN HOLDINGS, INC.

CALPINE CALIFORNIA DEVELOPMENT COMPANY, LLC

CALPINE CALIFORNIA ENERGY FINANCE, LLC

CALPINE CALIFORNIA EQUIPMENT FINANCE COMPANY,

LLC

CALPINE CALISTOGA HOLDINGS, LLC

CALPINE CENTRAL TEXAS GP, INC.

CALPINE CENTRAL, INC.

CALPINE CENTRAL, L.P.

CALPINE CENTRAL-TEXAS, INC.

CALPINE CHANNEL ENERGY CENTER GP, LLC

CALPINE CHANNEL ENERGY CENTER LP, LLC

CALPINE CLEAR LAKE ENERGY GP, LLC

CALPINE CLEAR LAKE ENERGY, LP

CALPINE COGENERATION CORPORATION

CALPINE CORPUS CHRISTI ENERGY GP, LLC

CALPINE CORPUS CHRISTI ENERGY, LP

CALPINE DECATUR PIPELINE, INC.

CALPINE DECATUR PIPELINE, L.P.

CALPINE DIGHTON, INC.

CALPINE EAST FUELS, INC.

CALPINE EASTERN CORPORATION

CALPINE ENERGY SERVICES HOLDINGS, INC.

CALPINE FINANCE COMPANY

CALPINE FREESTONE ENERGY GP, LLC

CALPINE FREESTONE ENERGY, LP

CALPINE FREESTONE, LLC

CALPINE FUELS CORPORATION

CALPINE GAS HOLDINGS, LLC

CALPINE GENERATING COMPANY, LLC

CALPINE GEYSERS COMPANY, L.P.

CALPINE GILROY 1, INC.

CALPINE GILROY 2, INC.

CALPINE GILROY COGEN, L.P.

CALPINE GLOBAL SERVICES COMPANY, INC.

CALPIRIE GORDONSVILLE GP HOLDINGS, LLC

CALPINE GORDONSVILLE LP HOLDINGS, LLC

CALPINE GORDONSVILLE, LLC

CALPINE GREENLEAF HOLDINGS, INC.

CALPINE GREENLEAF, INC.

CALPINE HIDALGO DESIGN, L.P.

CALPINE HIDALGO ENERGY CENTER, L.P.

CALPINE HIDALGO HOLDINGS, INC.

CALPINE HIDALGO POWER GP, LLC

CALPINE HIDALGO POWER, LP

CALPINE HIDALGO, INC.

CALPINE INTERNATIONAL HOLDINGS, INC.

CALPINE INTERNATIONAL, LLC

CALPINE INVESTMENT HOLDINGS, LLC

CALPINE KENNEDY AIRPORT, INC.

CALPINE KENNEDY OPERATORS INC.

CALPINE KIA, INC.

CALPINE LEASING INC.

CALPINE LONG ISLAND, INC.

CALPINE LOST PINES OPERATIONS, INC.

CALPINE LOUISIANA PIPELINE COMPANY

CALPINE MAGIC VALLEY PIPELINE, INC.

CALPINE MONTEREY COGENERATION, INC.

CALPINE MVP, INC.

CALPINE NCTP GP, LLC

CALPINE NCTP, LP

CALPINE NORTHBROOK CORPORATION OF MAINE, INC.

CALPINE NORTHBROOK ENERGY HOLDING, LLC

CALPINE NORTHBROOK ENERGY, LLC

CALPINE NORTHBROOK HOLDINGS CORPORATION

CALPINE NORTHBROOK INVESTORS, LLC

CALPINE NORTHBROOK PROJECT HOLDINGS, LLC

CALPINE NORTHBROOK SERVICES, LLC

CALPINE NORTHBROOK SOUTHCOAST INVESTORS, LLC

CALPINE NTC, LP

CALPINE ONETA POWER I, LLC

CALPINE ONETA POWER II LLC

CALPINE ONETA POWER, L.P.

CALPINE OPERATIONS MANAGEMENT COMPANY, INC.

CALPINE PASTORIA HOLDINGS, LLC

CALPINE PHILADELPHIA, INC.

CALPINE PITTSBURG, LLC

CALPINE POWER COMPANY

CALPINE POWER EQUIPMENT LP

CALPINE POWER MANAGEMENT, INC.

CALPINE POWER MANAGEMENT, LP

CALPINE POWER, INC.

CALPINE POWERAMERICA, INC.

CALPINE POWERAMERICA - CA, LLC

CALPINE POWERAMERICA - CT, LLC

CALPINE POWERAMERICA - MA, LLC

CALPINE POWERAMERICA - ME, LLC

CALPINE POWERAMERICA - NH, LLC

CALPINE POWERAMERICA - NY, LLC

CALPINE POWERAMERICA - OR, LLC

CALPINE POWERAMERICA, LP

CALPINE PROJECT HOLDINGS, INC.

CALPINE PRYOR, INC.

CALPINE RUMFORD I, INC.

CALPINE RUMFORD, INC.

CALPINE SCHUYLKILL, INC.

CALPINE SISKIYOU GEOTHERMAL PARTNERS, L.P.

CALPINE SONORAN PIPELINE LLC

CALPINE STONY BROOK, INC.

CALPINE STONY BROOK OPERATORS, INC.

CALPINE STONY BROOK POWER MARKETING, LLC

CALPINE SUMAS, INC.

CALPINE TCCL HOLDINGS, INC.

CALPINE TEXAS PIPELINE GP, INC.

CALPINE TEXAS PIPELINE LP, INC.

CALPINE TEXAS PIPELINE, L.P.

CALPINE TIVERTON 1, INC.

CALPINE TIVERTON, INC.

CALPINE ULC I HOLDING, LLC

CALPINE UNIVERSITY POWER, INC.

CALPINE UNRESTRICTED FUNDING, LLC

CALPINE UNRESTRICTED HOLDINGS, LLC

CALPINE VAPOR, INC.

CARVILLE ENERGY LLC

CCFC DEVELOPMENT COMPANY, LLC

CCFC EQUIPMENT FINANCE COMPANY, LLC

CCFC PROJECT EQUIPMENT FINANCE COMPANY ONE,

LLC

CES GP, LLC

CGC DIGHTON, LLC

CHANNEL ENERGY CENTER, LP

CHANNEL POWER GP, LLC

CHANNEL POWER, LP

CLEAR LAKE COGENERATION LIMITED PARTNERSHIP

COGENAMERICA ASIA INC.

COGENAMERICA PARLIN SUPPLY CORP.

COLUMBIA ENERGY LLC

CORPUS CHRISTI COGENERATION L.P.

CPN 3RD TURBINE, INC.

CPN ACADIA, INC.

CPN BERKS GENERATION, INC.

CPN BERKS, LLC

CPN BETHPAGE 3RD TURBINE, INC.

CPN CASCADE, INC.

CPN CLEAR LAKE, INC.

CPN DECATUR PIPELINE, INC.

CPN ENERGY SERVICES LP, INC.

CPN FREESTONE, LLC

CPN FUNDING, INC.

CPN MORRIS, INC.

CPN OXFORD, INC.

CPN PIPELINE COMPANY

CPN PLEASANT HILL OPERATING, LLC

CPN PLEASANT HILL, LLC

CPN POWER SERVICES GP, LLC

CPN POWER SERVICES, LP

CPN PRYOR FUNDING CORPORATION

CPN TELEPHONE FLAT, INC.

DECATUR ENERGY CENTER, LLC

DEER PARK POWER GP, LLC

DEER PARK POWER, LP

DELTA ENERGY CENTER, LLC

DIGHTON POWER ASSOCIATES LIMITED PARTNERSHIP

EAST ALTAMONT ENERGY CENTER, LLC

FOND DU LAC ENERGY CENTER, LLC

FONTANA ENERGY CENTER, LLC

FREESTONE POWER GENERATION, LP

GEC BETHPAGE INC.

GEOTHERMAL ENERGY PARTNERS LTD.

GEYSERS POWER COMPANY II, LLC

GEYSERS POWER COMPANY, LLC

GEYSERS POWER I COMPANY

GOLDENDALE ENERGY CENTER, LLC

HAMMOND ENERGY LLC

HILLABEE ENERGY CENTER, LLC

IDELWILD FUEL MANAGEMENT CORP.

JMC BETHPAGE, INC.

KIAC PARTNERS

LAKE WALES ENERGY CENTER, LLC

LAWRENCE ENERGY CENTER, LLC

LONE OAK ENERGY CENTER, LLC

LOS ESTEROS CRITICAL ENERGY FACILITY, LLC

LOS MEDANOS ENERGY CENTER LLC

MAGIC VALLEY GAS PIPELINE GP, LLC

MAGIC VALLEY GAS PIPELINE, LP

MAGIC VALLEY PIPELINE, L.P.

MEP PLEASANT HILL, LLC

MOAPA ENERGY CENTER, LLC

MOBILE ENERGY LLC

MODOC POWER, INC.

MORGAN ENERGY CENTER, LLC

MOUNT HOFFMAN GEOTHERMAL COMPANY, L.P.

MT. VERNON ENERGY LLC

NISSEQUOGUE COGEN PARTNERS

NORTHWEST COGENERATION, INC.

NTC FIVE, INC.

NTC GP, LLC

NUECES BAY ENERGY LLC

O.L.S. ENERGY-AGNEWS, INC.

ODYSSEY LAND ACQUISITION COMPANY

PAJARO ENERGY CENTER, LLC

PASTORIA ENERGY CENTER, LLC

PASTORIA ENERGY FACILITY, LLC

PHILADELPHIA BIOGAS SUPPLY, INC.

PHIPPS BEND ENERGY CENTER, LLC

PINE BLUFF ENERGY, LLC

POWER INVESTORS, L.L.C.

QUINTANA CANADA HOLDINGS, LLC

ROCKGEN ENERGY LLC

RUMFORD POWER ASSOCIATES LIMITED PARTNERSHIP

RUSSELL CITY ENERGY CENTER, LLC

SAN JOAQUIN VALLEY ENERGY CENTER, LLC

SILVERADO GEOTHERMAL RESOURCES, INC.

SKIPANON NATURAL GAS, LLC

SOUTH POINT ENERGY CENTER, LLC

SOUTH POINT HOLDINGS, LLC

STONY BROOK COGENERATION, INC.

STONY BROOK FUEL MANAGEMENT CORP.

SUTTER DRYERS, INC.

TBG COGEN PARTNERS

TEXAS CITY COGENERATION, L.P.

TEXAS COGENERATION COMPANY

TEXAS COGENERATION FIVE, INC.

TEXAS COGENERATION ONE COMPANY

THERMAL POWER COMPANY

TIVERTON POWER ASSOCIATES LIMITED PARTNERSHIP

TOWANTIC ENERGY, L.L.C.

VEC HOLDINGS, LLC

VENTURE ACQUISITION COMPANY

VINEYARD ENERGY CENTER, LLC

WAWAYANDA ENERGY CENTER, LLC

WHATCOM COGENERATION PARTNERS, L.P.

ZION ENERGY LLC

By:	/s/ Robert E. Fishman
Name: Robert E. Fishman
Title: Executive Vice President

Second Amendment

CALPINE CONSTRUCTION MANAGEMENT COMPANY, INC.

CALPINE OPERATING SERVICES COMPANY, INC.

CALPINE POWER SERVICES, INC.

NEWSOUTH ENERGY LLC

THMASSEN TURBINE SYSTEMS AMERICA, INC.

By:	/s/ Eric N. Pryor
Name: Eric N. Pryor
Title: Sr. Vice President

Second Amendment

CALPINE ENERGY SERVICES, LP

CALPINE PRODUCER SERVICES, L.P.

CPN ENERGY SERVICES GP, INC.

By:	/s/ Thomas N. May
Name: Thomas N. May
Title: President

Second Amendment

POWER SYSTEMS MFG., LLC

By:	/s/ Charles B. Clark, Jr.
Name: Charles B. Clark, Jr.
Title: Chief Financial Officer

Second Amendment

AGENTS AND LENDERS:

DEUTSCHE BANK TRUST

COMPANY AMERICAS, AS AN

ADMINISTRATIVE AGENT AND AS A LENDER

By:	/s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director

By:	/s/ Paul O’Leary
Name: Paul O’Leary
Title: Vice President

Second Amendment

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as

an Administrative Agent and as a Lender

By:	/s/ Thomas R. Cantello
Name: Thomas R. Cantello
Title: Vice President

By:	/s/ James Neira
Name: James Neira
Title: Associate

Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Four Corners CLO II, LTD.

By:	/s/ Roy Hykal
Name: Roy Hykal
Title: Attorney-in-fact

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

KNIGHT CBNA LOAN FUNDING-

KNIGHT CFPI LOAN FUNDING LLC

Knight CBNA Loan Funding LLC, for itself or

as Agent for Knight CFPI Loan Funding LLC

By:	/s/ Roy Hykal
Name: Roy Hykal
Title: Attorney-in-fact

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

CONFLUENT 2 LIMITED

By: Ares Private Account Management I, L.P., as

Sub-Manager

By: Ares Private Account Management I GP, LLC,

as General Partner

By: Ares Management LLC, as Manager

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Ares X CLO Ltd.

By:	/s/ Ares CLO Management X, L.P.,
Investment Manager

By:	Ares CLO GP X, LLC,
Its General Partner

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Ares IX CLO Ltd.

By:	/s/ Ares CLO Management IX, L.P.,
Investment Manager

By:	Ares CLO GP IX, LLC,
Its General Partner

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Ares VIII CLO Ltd.

By:	/s/ Ares CLO Management VIII, L.P.,
Investment Manager

By:	Ares CLO GP VIII, LLC,
Its General Partner

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Ares VIR CLO Ltd.

By:	/s/ Ares CLO Management VIR, L.P.,
Investment Manager

By:	Ares CLO GP VIR, LLC,
Its General Partner

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Ares VR CLO Ltd.

By:	/s/ Ares CLO Management VR, L.P.,
Investment Manager

By:	Ares CLO GP VR, LLC,
Its General Partner

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Ares IIR CLO Ltd.

By:	/s/ Ares CLO Management IIR, L.P.,
Investment Manager

By:	Ares CLO GP IIR, LLC,
Its General Partner

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

ARES ENHANCED LOAN INVESTMENT

STRATEGY II, LTD.

By:	/s/ Ares Enhanced Loan Management II, L.P.,
Investment Manager

By:	Ares Enhanced Loan GP II, LLC,
Its General Partner

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

ARES ENHANCED LOAN INVESTMENT

STRATEGY, LTD.

By:	/s/ Ares Enhanced Loan Management, L.P.,
Investment Manager

By:	Ares Enhanced Loan GP, LLC,
Its General Partner

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

SILVERADO CLO 2006-I Limited

By:  Wells Capital Management as Portfolio Manager

By:	/s/ Phil Susser
Name: Phil Susser
Title: Senior Analyst

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

WELLS CAPITAL MANAGEMENT ACCOUNT

#12222133

By:	/s/ Phil Susser
Name: Phil Susser
Title: Senior Analyst

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

WELLS CAPITAL MANAGEMENT ACCOUNT

#13823100

By:	/s/ Phil Susser
Name: Phil Susser
Title: Senior Analyst

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

WELLS CAPITAL MANAGEMENT ACCOUNT

#15605400

By:	/s/ Phil Susser
Name: Phil Susser
Title: Senior Analyst

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

WELLS CAPITAL MANAGEMENT ACCOUNT

#16463700

By:	/s/ Phil Susser
Name: Phil Susser
Title: Senior Analyst

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

WELLS CAPITAL MANAGEMENT ACCOUNT

#18866500

By:	/s/ Phil Susser
Name: Phil Susser
Title: Senior Analyst

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

PINEHURST TRADING, INC.

By:	/s/ M. Cristina Higgins
Name: M. Cristina Higgins
Title: Assistant Vice President

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

AUGUSTA TRADING, INC.

By:	/s/ M. Cristina Higgins
Name: M. Cristina Higgins
Title: Assistant Vice President

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Cornerstone Ltd.

By: Stone Tower Debt Advisors LLC.,

As its Collateral Manager

By:	/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Granite Ventures I Ltd.

By: Stone Tower Debt Advisors LLC.,

As its Collateral Manager

By:	/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Granite Ventures II Ltd.

By: Stone Tower Debt Advisors LLC.,

As its Collateral Manager

By:	/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Granite Ventures III Ltd.

By: Stone Tower Debt Advisors LLC.,

As its Collateral Manager

By:	/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Stone Tower CLO Ltd.

By: Stone Tower Debt Advisors LLC.,

As its Collateral Manager

By:	/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Stone Tower CLO IV Ltd.

By: Stone Tower Debt Advisors LLC.,

As its Collateral Manager

By:	/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Stone Tower CLO V Ltd.

By: Stone Tower Debt Advisors LLC.,

As its Collateral Manager

By:	/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Stone Tower Credit Funding I Ltd.

By: Stone Tower Debt Advisors LLC.,

As its Collateral Manager

By:	/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Citigroup Financial Products Inc.

By:	/s/ William S. Strattman
Name: William S. Strattman
Title: Authorized Signatory

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

VELOCITY CLO, LTD.

By: TCW Advisors, Inc.,

its Collateral Manager

By:	/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Vice President

By:	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Vice President

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

TCW Senior Secured Floating Rate Loan Fund L.P.

By: TCW Advisors, Inc., as its Investment Advisor

By:	/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Vice President

By:	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Vice President

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

TCW Senior Secured Loan Fund

By: TCW Advisors, Inc., as its

Investment Advisor

By:	/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Vice President

By:	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Vice President

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

TCW SELECT LOAN FUND, LIMITED

By: TCW Advisors, Inc., as its

Investment Advisor

By:	/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Vice President

By:	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Vice President

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

LOAN FUNDING I LLC,

a wholly owned subsidiary of Citibank, N.A.

By: TCW Advisors, Inc.,

as Portfolio Manager of Loan Funding I LLC

By:	/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Vice President

By:	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Vice President

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

FIRST 2004-II CLO, LTD.

By: TCW Advisors, Inc.,

its Collateral Manager

By:	/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Vice President

By:	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Vice President

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

FIRST 2004-I CLO, LTD.

By: TCW Advisors, Inc.,

its Collateral Manager

By:	/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Vice President

By:	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Vice President

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

VITESSE CLO LTD.

By: TCW Advisors, Inc., as its

its Portfolio Manager

By:	/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Vice President

By:	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Vice President

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Atlas Loan Funding (Hartford), LLC

By: Atlas Capital Funding, Ltd.

By: Structured Asset Investors, LLC

Its Investment Manager

By:	/s/ Diana M. Himes
Name: Diana M. Himes
Title: Associate

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

DURHAM ACQUISITION CO., LLC

By:	/s/ Chris Mackey
Name: Chris Mackey
Title: Managing Principal

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

CREDIT GENESIS CLO 2005-1 LTD

By:	/s/ Chris Mackey
Name: Chris Mackey
Title: Managing Principal

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Venor Capital Master Fund Ltd.

By:	/s/ Michael Wartell
Name: Michael Wartell
Title: Authorized Signatory

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

SOF Investments, L.P.

By:	/s/ Marc R. Lisker
Name: Marc R. Lisker
Title: Manager and General Counsel

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Halcyon Structured Asset Management

Long Secured/Short Unsecured CLO I Ltd.

By:  HALCYON STRUCTURED ASSET

MANAGEMENT L.P., as Collateral Manager

By:  Halcyon Structured Asset Management

LLC, its sole general partner

By:	/s/ Aaron Goldberg
Name: Aaron Goldberg
Title: Chief Financial Officer

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Halcyon Structured Asset Management

Long Secured/Short Unsecured CLO II Ltd.

By:  HALCYON STRUCTURED ASSET

MANAGEMENT L.P., as Collateral Manager

By:  Halcyon Structured Asset Management

LLC, its sole general partner

By:	/s/ Aaron Goldberg
Name: Aaron Goldberg
Title: Chief Financial Officer

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Halcyon Fund, L.P.

By: Halcyon Asset Management LLC, Its

Investment Manager

By:	/s/ Aaron Goldberg
Name: Aaron Goldberg
Title: Chief Financial Officer

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Scottwood Capital

By:	/s/ Edward Perlman
Name: Edward Perlman
Title: Portfolio Manager

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Galaxy IV CLO, LTD

By: AIG Global Investment Corp.

its Collateral Manager

By:	/s/ W. Jeffrey Baxter
Name: W. Jeffrey Baxter
Title: Managing Director

Galaxy V CLO, LTD

By: AIG Global Investment Corp.

its Collateral Manager

By:	/s/ W. Jeffrey Baxter
Name: W. Jeffrey Baxter
Title: Managing Director

Galaxy VI CLO, LTD

By: AIG Global Investment Corp.

its Collateral Manager

By:	/s/ W. Jeffrey Baxter
Name: W. Jeffrey Baxter
Title: Managing Director

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

SunAmerica Life Insurance Company

By: AIG Global Investment Corp.,

its Investment Advisor

By:	/s/ W. Jeffrey Baxter
Name: W. Jeffrey Baxter
Title: Managing Director

SunAmerica Senior Floating Rate Fund, Inc.

By: AIG Global Investment Corp.,

its Investment Sub-Advisor

By:	/s/ W. Jeffrey Baxter
Name: W. Jeffrey Baxter
Title: Managing Director

Galaxy CLO 2003-1, Ltd.

By: AIG Global Investment Corp.,

its Collateral Manager

By:	/s/ W. Jeffrey Baxter
Name: W. Jeffrey Baxter
Title: Managing Director

Galaxy III CLO, Ltd.

By: AIG Global Investment Corp.,

its Collateral Manager

By:	/s/ W. Jeffrey Baxter
Name: W. Jeffrey Baxter
Title: Managing Director

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

GLC CDO I, LTD. as Lender

Global Leveraged Capital Management, LLC as

Collateral Manager

By:	/s/ Andy Cai
Name: Andy Cai
Title: Analyst

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Nationwide Life & Annuity Insurance Company

By:	/s/ Thomas S. Leggett
Name: Thomas S. Leggett
Title: Associate Vice President
Public Bonds

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Nationwide Life Insurance Company

By:	/s/ Thomas S. Leggett
Name: Thomas S. Leggett
Title: Associate Vice President
Public Bonds

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Luminus Energy Partners Master Fund, Ltd.

By:	/s/ Paul Segal
Name: Paul Segal
Title: Director

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

GANNETT PEAK CLO I, LTD.

By: McDonnell Investment Management, LLC,

as Investment Manager

By:	/s/ Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: Vice President

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

MCDONNELL LOAN OPPORTUNITY LTD.

By: McDonnell Investment Management, LLC,

as Investment Manager

By:	/s/ Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: Vice President

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

WIND RIVER CLO II – TATE INVESTORS, LTD.

By: McDonnell Investment Management, LLC,

as Manager

By:	/s/ Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: Vice President

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

WIND RIVER CLO I LTD.

By: McDonnell Investment Management, LLC,

as Manager

By:	/s/ Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: Vice President

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

LANDESBANK HESSEN-THÜRINGEN

By:	/s/ Phillip I. Kirkham
Name: Phillip I. Kirkham
Title: Vice President

By:	/s/ David Leech
Name: David Leech
Title: Senior Vice President

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

The Hartford Mutual Funds, Inc., on behalf of the

Hartford Floating Rate Fund by Hartford

Investment Management Company, its sub-

advisor, as a lender

By:	/s/ John P. O’Connor
Name: John P. O’Connor
Title: Senior Vice President

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

CYPRESSTREE CLAIF FUNDING LLC

By:	/s/ M Cristina Higgins
Name: M Cristina Higgins
Title: Assistant Vice President

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

The Foothill Group, Inc.

By:	/s/ Dennis Ascher
Name: Dennis Ascher
Title: Senior Vice President

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Bank of America N.A.

By:	/s/ Jonathan M. Barnes
Name: Jonathan M. Barnes
Title: Vice President

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

LL SAHALEE FUNDING LLC

By:	/s/ M. Cristina Higgins
Name: M. Cristina Higgins
Title: Assistant Vice President

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

WATERVILLE FUNDING LLC

By:	/s/ M. Cristina Higgins
Name: M. Cristina Higgins
Title: Assistant Vice President

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

CAVALRY CLO I, LTD

By:  Regiment Capital Management, LLC

as its Investment Advisor

By:  Regiment Capital Advisors, LP

its Manager and pursuant to delegated authority

By:  Regiment Capital Advisors, LLC

its General Partner

By:	/s/ Mark A. Brostowski
Name: Mark A. Brostowski
Title: Authorized Signatory

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

REGIMENT CAPITAL, LTD.

By:	Regiment Capital Management, LLC

as its Investment Advisor

By:	Regiment Capital Advisors, LP

its Manager and pursuant to delegated

authority

By:	/s/ Mark A. Brostowski
Name: Mark A. Brostowski
Title: Authorized Signatory

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Grand Central Asset Trust, BAS Series

By:
Name: Roy Hykal
Title: Attorney-in-fact

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

BASSO MULTI-STRATEGY HOLDING

FUND LTD.

By:	/s/ Howard I. Fischer
Name: Howard I. Fischer
Title: Authorized Signatory

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

BASSO FUND

By:	/s/ Howard I. Fischer
Name: Howard I. Fischer
Title: Authorized Signatory

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

AIMCO CLO, Series 2005-A

By:	/s/ Chris Goergen
Name: Chris Goergen
Title: Authorized Signatory

By:	/s/ Breege A. Farrell
Name: Breege A. Farrell
Title: Authorized Signatory

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Carlyle Loan Investment, Ltd.

By:
Name: Linda Pace
Title: Managing Director

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

DEUTSCHE BANK TRUST COMPANY

AMERICAS

By: DB Services New Jersey, Inc.

By:	/s/ Michelle M. McCarthy
Name: Michelle M. McCarthy
Title: Authorized Signatory

By:	/s/ Deirdre Whortonr
Name: Deirdre Whorton
Title: Authorized Signatory

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Symphony CLO I LTD

By: Symphony Asset Management

By:	/s/ Lenny Mason
Name: Lenny Mason
Title:

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Symphony CLO II LTD

By: Symphony Asset Management

By:	/s/ Lenny Mason
Name: Lenny Mason
Title:

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Field Point III, LTD.

By:	/s/ M. Gotti
Name: M. Gotti
Title: Attorney-in-fact

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Field Point II, LTD.

By:	/s/ M. Gotti
Name: M. Gotti
Title: Attorney-in-fact

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

KINGSLAND III, LTD.

By:	/s/ Vincent Siino
Name: Vincent Siino
Title: Authorized Officer
Kingsland Capital Management, LLC
As Manager

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

KINGSLAND II, LTD.

By:	/s/ Vincent Siino
Name: Vincent Siino
Title: Authorized Officer
Kingsland Capital Management, LLC
As Manager

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

KINGSLAND I, LTD.

By:	/s/ Vincent Siino
Name: Vincent Siino
Title: Authorized Officer
Kingsland Capital Management, LLC
As Manager

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

TRS ARIA LLC

By:  Deutsche Bank AG New York Branch, Its

Sole Member

By:  DB Services New Jersey, Inc.

By:	/s/ Deborah O’Keefe
Name: Deborah O’Keefe
Title: Vice President

By:	/s/Deirdre Whorton
Name: Deirdre Whorton
Title: Assistant Vice President

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

SATELLITE SENIOR INCOME FUND II, LLC

BY: SATELLITE ASSET MANAGEMENT L.P.

ITS INVESTMENT MANAGER

By:	/s/ Simon Raykher
Name: Simon Raykher
Title: General Counsel

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

FORE CONVERTIBL MASTER FUND, LTD

By:	/s/ Ushane Sharma
Name: Ushane Sharma
Title: Assistant Secretary

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

MAN MAC 1 LIMITED

By:	/s/ Ushane Sharma
Name: Ushane Sharma
Title: Assistant Secretary

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

FORE MULTI STRATEGY MASTER FUND, LTD.

By:	/s/ Ushane Sharma
Name: Ushane Sharma
Title: Assistant Secretary

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

FORE ERISA FUND, LTD

By:	/s/ Ushane Sharma
Name: Ushane Sharma
Title: Assistant Secretary

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Atlas Loan Funding 7, LLC

By:  Atlas Capital Funding, Ltd.

By:  Structured Asset Investors, LLC

Its Investment Manager

By:	/s/ Diana M. Himes
Name: Diana M. Himes
Title: Associate

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Union Bank of California, N.A.

By:	/s/ Bryan Read
Name: Bryan Read
Title: Vice President

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

BDC Finance, LLC

By:  Black Diamond Capital Management, L.L.C.,

as its Investment Manager

By:	/s/ James J. Zenni, Jr.
Name: James J. Zenni, Jr.
Title: President & Managing Partner
Black Diamond Capital Management, L.L.C.

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

BLACK DIAMOND CLO 2006-1 (CAYMAN) LTD.

By:  Black Diamond Capital Management, L.L.C.,

as its Collateral Manager

By:	/s/ James J. Zenni, Jr.
Name: James J. Zenni, Jr.
Title: President & Managing Partner
Black Diamond Capital Management, L.L.C.

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

BLACK DIAMOND CLO 2005-2 LTD.

By: Black Diamond Capital Management, L.L.C.,

as its Collateral Manager

By:	/s/ James J. Zenni, Jr.
Name: James J. Zenni, Jr.
Title: President & Managing Partner
Black Diamond Capital Management, L.L.C.

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

BLACK DIAMOND CLO 2005-1 LTD.

By: Black Diamond Capital Management, L.L.C.,

as its Collateral Manager

By:	/s/ James J. Zenni, Jr.
Name: James J. Zenni, Jr.
Title: President & Managing Partner
Black Diamond Capital Management, L.L.C.

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

BLACK DIAMOND INTERNATIONAL

FUNDING, LTD

By:	/s/ Simon Wetherell
Name: Simon Wetherell
Title: Director

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Freestyle Special Opportunities Master Fund, Ltd.

By:	/s/ Adrian Mackay
Name: Adrian Mackay
Title: Managing Member of Freestyle Fund
Services Company LLC,
Investment Manager

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

TRS Venor LLC

By:  Deutsche Bank AG Cayman Islands Branch,

its sole member

By:  DB Services New Jersey Inc.

By:	/s/ Alice L. Wagner
Name: Alice L. Wagner
Title: Vice President

By:	/s/ Deirdre Whorton
Name: Deirdre Whorton
Title: Assistant Vice President

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Classic Cayman B.D. Limited

By:	/s/ Brian Schneider
Name: Brian Schneider
Title: Vice President

By:	/s/ John Fitzgerald
Name: John Fitzgerald
Title: Authorized Signatory

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

BAYERISCHE LANDESBANK

By:	/s/ Edward M. Fenk
Name: Edward M. Fenk
Title: Vice President

By:	/s/ Norman McClave
Name: Norman McClave
Title: First Vice President

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

TRS BRUIN LLC

By:  Deutsche Bank AG Cayman Islands Branch

By:  DB Services New Jersey, Inc.

By:	/s/ Alice L. Wagner
Name: Alice L. Wagner
Title: Vice President

By:	/s/ Deirdre Whorton
Name: Deirdre Whorton
Title: Assistant Vice President

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

EAST WEST BANK

By:	/s/ Nancy A. Moore
Name: Nancy A. Moore
Title: Senior Vice President

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

POST LONG/SHORT CREDIT MASTER FUND, LP

By: Post Advisory Group, LLC

As General Partner

By:	/s/ Lawrence A. Post
Name: Lawrence A. Post
Title: Chief Investment Officer

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

POST TOTAL RETURN MASTER FUND, LP

By: Post Advisory Group, LLC

As General Partner

By:	/s/ Lawrence A. Post
Name: Lawrence A. Post
Title: Chief Investment Officer

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

POST HIGH YIELD, LP

By: Post Advisory Group, LLC

As General Partner

By:	/s/ Lawrence A. Post
Name: Lawrence A. Post
Title: Chief Investment Officer

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Grand Central Asset Trust, DHV Series

By:	/s/ Roy Hykal
Name: Roy Hykal
Title: Attorney-in-fact

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Malibu CBNA Loan Funding LLC, for itself or

as agent for Malibu CFPI Loan Funding LLC

By:	/s/ Roy Hykal
Name: Roy Hykal
Title: Attorney-in-fact

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

SARATOGA CLO I, LIMITED

By:  INVESCO Senior Secured Management, Inc.

As the Asset Manager

By:	/s/ [Illegible]
Name:
Title:

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

SAGAMORE CLO LTD.

By:  INVESCO Senior Secured Management, Inc.

As Collateral Manager

By:	/s/ [Illegible]
Name:
Title:

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

NAUTIQUE FUNDING LTD.

By:  INVESCO Senior Secured Management, Inc.

As Collateral Manager

By:	/s/ [Illegible]
Name:
Title:

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

LOAN FUNDING IX LLC, for itself or as agent for Corporate Loan Funding IX LLC

By:  INVESCO Senior Secured Management, Inc.

As Portfolio Manager

By:	/s/ [Illegible]
Name:
Title:

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

KATONAH V, LTD.

By:  INVESCO Senior Secured Management, Inc.

As Investment Manager

By:	/s/ [Illegible]
Name:
Title:

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

AIM FLOATING RATE FUND

By:  INVESCO Senior Secured Management, Inc.

As Sub-Advisor

By:	/s/ [Illegible]
Name:
Title:

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

DIVERSIFIED CREDIT PORTFOLIO LTD.

By:  INVESCO Senior Secured Management, Inc.

As Investment Advisor

By:	/s/ [Illegible]
Name:
Title:

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

CHARTER VIEW PORTFOLIO

By:  INVESCO Senior Secured Management, Inc.

As Investment Advisor

By:	/s/ [Illegible]
Name:
Title:

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

CHAMPLAIN CLO, LTD.

By:  INVESCO Senior Secured Management, Inc.

As Collateral Manager

By:	/s/ [Illegible]
Name:
Title:

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

BELHURST CLO LTD.

By:  INVESCO Senior Secured Management, Inc.

As Collateral Manager

By:	/s/ [Illegible]
Name:
Title:

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

AVALON CAPITAL LTD. 3

By:  INVESCO Senior Secured Management, Inc.

As Asset Manager

By:	/s/ [Illegible]
Name:
Title:

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Atlas Loan Funding (Navigator), LLC

By: Atlas Capital Funding, Ltd.

By: Structured Asset Investors, LLC

Its Investment Manager

By:	/s/ Diana M. Himes
Name: Diana M. Himes
Title: Associate

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

RiverSource Bond Series, Inc

RiverSource Floating Rate Fund

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Cent CDO XI, Limited

By: RiverSource Investments, LLC

as Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Cent CDO 10, Ltd.

By: RiverSource Investments, LLC

as Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Cent CDO 9, Ltd.

By: RiverSource Investments, LLC

as Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Centurion CDO 8, Limited

By: RiverSource Investments, LLC

as Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Centurion CDO VII, Limited

By: RiverSource Investments, LLC

as Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Centurion CDO VI, Limited

By: RiverSource Investments, LLC

as Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Centurion CDO II, Ltd

By: RiverSource Investments, LLC

as Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

IDS Life Insurance Company

By: RiverSource Investments, LLC

as Collateral Manager

By:	/s/ Yvonne E. Stevens
Name: Yvonne E. Stevens
Title: Senior Managing Director

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Ameriprise Certificate Company

By: RiverSource Investments, LLC

as Collateral Manager

By:	/s/ Yvonne E. Stevens
Name: Yvonne E. Stevens
Title: Senior Managing Director

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

TRS LEDA LLC

By:  Deutsche Bank AG New York Branch, its

Sole Member

By:  DB Services New Jersey, Inc.

By:	/s/ Alice L. Wagner
Name: Alice L. Wagner
Title: Vice President

By:	/s/ Edward Schaffer
Name: Edward Schaffer
Title: Vice President

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

ENDURANCE CLO I, LTD.

c/o West Gate Horizons Advisors LLC,

As Portfolio Manager

By:	/s/ Gordon R. Cook
Name: Gordon R. Cook
Title: Senior Credit Analyst

WG Horizons CLO I

c/o West Gate Horizons Advisors LLC,

As Manager

By:	/s/ Gordon R. Cook
Name: Gordon R. Cook
Title: Senior Credit Analyst

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

General Electric Capital Corporation

By:	/s/ Mark Mascia
Name: Mark Mascia
Title: Duly Authorized Signatory

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

MACQUARIE/FIRST TRUST GLOBAL

INFRASTRUCTURE/UTILITIES DIVIDEND

& INCOME FUND, as Lender

By:  Four Corners Capital Management LLC,

As Sub-Advisor

By:	/s/ Dean F. Valentine
Name: Dean F. Valentine
Title: Vice President

FORTRESS PORTFOLIO TRUST, as Lender

By:  Four Corners Capital Management LLC,

As Investment Manager

By:	/s/ Dean F. Valentine
Name: Dean F. Valentine
Title: Vice President

FOUR CORNERS CLO 2005-I, LTD., as Lender

By:  Four Corners Capital Management LLC,

As Collateral Manager

By:	/s/ Dean F. Valentine
Name: Dean F. Valentine
Title: Vice President

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

FIRST TRUST/FOUR CORNERS SENIOR

FLOATING RATE INCOME FUND, as Lender

By:  Four Corners Capital Management LLC,

As Sub-Advisor

By:	/s/ Dean F. Valentine
Name: Dean F. Valentine
Title: Vice President

FIRST TRUST/FOUR CORNERS SENIOR

FLOATING RATE INCOME FUND II, as Lender

By:  Four Corners Capital Management LLC,

As Sub-Advisor

By:	/s/ Dean F. Valentine
Name: Dean F. Valentine
Title: Vice President

SECURITY INCOME FUND-INCOME

OPPORTUNITY SERIES, as Lender

By:  Four Corners Capital Management LLC,

As Sub-Advisor

By:	/s/ Dean F. Valentine
Name: Dean F. Valentine
Title: Vice President

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

CITICORP NORTH AMERICA, INC.

By:	/s/ Thomas A. Neville
Name: Thomas A. Neville
Title: Attorney-in-fact

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

CITIBANK NA, INC.

By:	/s/ Thomas A. Neville
Name: Thomas A. Neville
Title: Attorney-in-fact

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Greenwich International, Ltd.

By:	/s/ Joseph J. Bartolotta
Name: Joseph J. Bartolotta
Title: Managing Director

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

RAINTREE TRADING LLC

By:	/s/ M. Cristina Higgins
Name: M. Cristina Higgins
Title: Assistant Vice President

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Whippoorwill Associates, Inc., as agent for the

accounts listed on Schedule A

By:	/s/ Steven Gerdal
Name: Steven Gerdal
Title: Principal

Signature page to the Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT

DATED AS OF SEPTEMBER 22, 2006 TO THE

AMENDED AND RESTATED REVOLVING

CREDIT, TERM LOAN AND GUARANTEE

AGREEMENT, DATED AS OF FEBRUARY 23,

2006, AMONG CALPINE CORPORATION, THE

SUBSIDIARIES OF CALPINE CORPORATION

NAMED THEREIN, THE LENDERS FROM TIME

TO TIME PARTIES THERETO, CREDIT SUISSE

AND DEUTSCHE BANK TRUST COMPANY

AMERICAS, AS ADMINISTRATIVE AGENT

AND THE OTHER AGENTS PARTIES THERETO

NAME OF INSTITUTION:

Raven Credit Opportunities Master Fund, Ltd.

By Raven Asset Management, LLC

as Investment Advisor

By:	/s/ Kevin Gerlitz
Name: Kevin Gerlitz
Title: CFO/COO

Signature page to the Second Amendment

EXHIBIT A

SCHEDULE 6.7(m)

BLB Facility Letters of Credit

On Behalf Of	Amount (in USD)

CPN Insurance Corporation	$2,402,318.00

CPN Insurance Corporation	$963,500.00

CPN Insurance Corporation	$1,000,000.00

CPN Insurance Corporation	$6,091,000.00

CPN Insurance Corporation	$3,300,000.00

CPN Insurance Corporation	$3,159,478.00

Calpine Energy Services Canada Ltd. And Calpine Canada Resources Ltd.	$2,199,017.20

Calpine Energy Services Canada Partnership	$2,350,000.00
Calpine Corporation	$424,000.00
Calpine Corporation	$1,500,000.00

Calpine Montery Cogeneration, Inc.	$74,196.00

Metcalf Energy Center, LLC	$75,250.00
Blue Spruce Energy Center, LLC	$14,000,000.00

Calpine Construction Finance Company, L.P. (Magic Valley)	$5,600,000.00

Hermiston Power Partnership.	$4,025,158.00

Calpine Energy Services, L.P.	$12,870,248.10

Fox Energy Company, LLC.	$250,000.00
Total	$60,284,165.30